SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 28, 2004
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                         NATIONAL PENN BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


            Pennsylvania             000-22537-01         23-2215075
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     (State or other jurisdiction    (Commission     (I.R.S. Employer
          of incorporation)          File Number)       Ident. No.)


       Philadelphia and Reading Avenues, Boyertown, PA          19512
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            (Address of principal executive office)           (Zip Code)


       Registrant's telephone number, including area code (610) 367-6001
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                                       N/A
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         (Former name or former address, if changed since last report)






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Item 5.  Other Information
--------------------------

         Amendment of National Penn's Bylaws
         -----------------------------------

         On April 28, 2004, the Board of Directors of National Penn Bancshares, Inc. ("National Penn") adopted amended and restated bylaws ("Restated Bylaws"). Among other things, the Restated Bylaws:

          * Reflect an updated Board committee structure, with revised Board committee powers and responsibilities. These revisions reflect recently adopted corporate governance requirements of The Nasdaq Stock Market that apply to National Penn.

          * Change the annual meeting date from the fourth Tuesday to the fourth Monday in April each year, unless the Board of Directors sets another date. As a result, the 90-day advance notice requirement for shareholder nomination of director candidates or shareholder proposals outside of SEC Rule 14a-8 (which governs shareholder proposals for possible inclusion in National Penn's proxy statement) will now be keyed off the fourth Monday in April. As National Penn's 2005 annual meeting of shareholders is now scheduled for April 25, 2005, the deadline for submissions under this provision of the bylaws will be January 24, 2005.

         The foregoing description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by the text of the Restated Bylaws themselves, which are included herein as Exhibit 3.1. The text of the Restated Bylaws is also available at National Penn's website:
www.nationalpennbancshares.com.

         The Board of Directors also amended National Penn's corporate governance guidelines on April 28, 2004 to conform them to the amendments to the Bylaws. The text of the amended guidelines is available at National Penn's website: www.nationalpennbancshares.com.

         Pending Acquisition of Peoples First, Inc.
         ------------------------------------------

         As previously reported, National Penn entered into an agreement with Peoples First, Inc. ("Peoples") on December 17, 2003. This agreement provides, among other things, for the merger of Peoples with and into National Penn.

         The merger has been approved by the Board of Governors of the Federal Reserve System and by the Pennsylvania Department of Banking. The merger is subject to a number of other conditions, including approval by Peoples shareholders. Peoples has called a


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shareholders'  meeting to consider the merger for May 27, 2004. No assurance can be given that Peoples shareholder approval will be obtained, that all other closing conditions will be satisfied or waived, or that the transaction will in fact be consummated.

         The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. Additional information is provided in the Company's Report on Form 8-K dated December 17, 2003, filed with the Securities and Exchange Commission. This report includes a copy of the Merger Agreement. Additional information is also provided in the Company's registration statement on Form S-4, filed with the SEC on April 9, 2004, and amended on April 26, 2004.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

         3.1   -  National Penn Bancshares, Inc. - Amended and Restated Bylaws.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL PENN BANCSHARES, INC.


                                        By /s/Wayne R. Weidner
                                           -----------------------
                                           Name: Wayne R. Weidner
                                           Title: Chairman and CEO


Dated:  May 14, 2004







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                                  EXHIBIT INDEX
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Exhibit Number                    Description
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         3.1   -  National Penn Bancshares, Inc. - Amended and Restated Bylaws.